UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

F2027Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

THUNDER MOUNTAIN GOLD, INC.

11770 W. President Drive, Ste. F, Boise, Idaho 83713

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THUNDER MOUNTAIN GOLD, INC 11770 W. President Drive, Ste. F, Boise, Idaho 83713
Notice of Annual Meeting of Stockholders

Dear Shareholder:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Thunder Mountain Gold, Inc. (the "Company") will be held on January 28, 2026, at 12:00 p.m. Mountain Time at the Company's offices, located at 11770 W. President Drive, Ste. F, Boise, Idaho 83713, and as a virtual meeting, for the following purposes:

1. To elect the Company's Board of Directors to serve until the Company's 2027 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following nominees for election as Directors are: Eric T. Jones, Ralph Noyes, Douglas J. Glaspey and James A. Sabala;

2. To ratify of the appointment of the Company's independent registered public accounting firm for the fiscal year of 2026; and

3. Shareholders will also transact such other business as may be brought properly before the meeting and all adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote for each of these proposals. These matters and instructions on how to vote are more fully described in the attached proxy statement and the proxy card (the "Proxy Statement") accompanying this notice, which is incorporated herein by reference. The approximate date of mailing the Proxy Statement, the enclosed annual report, and the form of proxy card is December 19, 2025.  The Board of Directors has fixed December 09, 2025, as the record date for the Annual Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders as of December 09, 2025, will be available for inspection by any shareholder ten (10) days before the Annual Meeting.

The Company is once again taking advantage of the Securities and Exchange Commission rules that allow us to provide proxy materials over the Internet. On or about December 19, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders informing stockholders that the Proxy Statement and voting instructions are available online.

As more fully described in the Notice, all stockholders may choose to access proxy materials on the Internet or may request paper copies of the proxy materials. We believe that using the Internet reduces costs, provides greater flexibility to our shareholders, and conserves resources.  Following the formal meeting and its items of business at the Annual Meeting, I will review major Company developments over the past year and share our plans for the future with you. You will have an opportunity to ask questions and express your views to the management of the Company. Members of the Board of Directors will also be present.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy by Internet by following the instructions in the “Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting”, or by mail so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We hope you will participate on Wednesday, January 28, 2026.  Shareholders can attend the Thunder Mountain Gold Annual Meeting on January 28, 2026, 12:00 PM Mountain Time (US and Canada) by Joining the Virtual Meeting via:  https://meetnow.global/MGS4F4Y

By Order of the Board of Directors,

Eric T. Jones President and Principal Executive Officer Dated: December 17, 2025

THUNDER MOUNTAIN GOLD, INC
Proxy Statement for Annual Meeting of Stockholders To Be Held January 28, 2026, 12:00 PM Mountain Standard Time at 11770 W. President Drive, Ste. F, Boise, Idaho 83713 and Via Virtual Meeting

The Notice of Annual Meeting and Proxy Statement, our 2025 Annual Report to Shareholders, and other Proxy Materials are available at:

www.edocumentview.com/THMG

The Board of Directors (the "Board") of Thunder Mountain Gold, Inc. is soliciting proxies for use at the annual meeting of stockholders to be held on Thursday, January 28, 2025, at 12:00 PM., Mountain Time, via Virtual Meeting at https://meetnow.global/MGS4F4Y, and any adjournment or postponement thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Meeting and regarding the availability of this Proxy Statement and form of proxy first mailed to holders of our common stock on or about December 17, 2025.

You are invited to attend the Annual Meeting at the above-stated time and location.  If you plan to attend and your shares are held in "street name" - in an account with a bank, broker, or other nominee - you must obtain a proxy issued in your name from such broker, bank or other nominee.

Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. To vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET

1.	Go to www.investorvote.com/THMG
2.	Follow the step-by-step instructions provided.

You can vote your shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or fax or, if you hold shares in "street name," by completing the voting form provided by the broker, bank or other nominee.

A telephone conference call-in number for the virtual meeting has been made available at 1 (208) 513-1225 (Bridge Number 465318). Interested parties are encouraged to visit the Company's website at www.thundermountaingold.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, and FOR the ratification of the appointment of the Company's independent registered public accounting firm.

The Company's common stock is the only type of security entitled to vote at the Annual Meeting. The Company's corporate Bylaws define a quorum as a majority of all the shares entitled to vote, represented by shareholders of record in person or by proxy. The Company's Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company's independent registered public accounting.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record at the close of business on December 09, 2025, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues, allowing you to make an informed decision.

Who May Vote?

The Board has fixed December 09, 2025, as the close of business to serve as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record of the Company's common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. As of December 17, 2025, 93,255,579 shares were issued and outstanding.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder from January 09, 2026, through the date of the Annual Meeting.

How You Can Vote Before the Annual Meeting?

The Company encourages shareholders to submit their votes in advance of the Annual Meeting. You can ensure that your shares are voted at the Annual Meeting by submitting your proxy via the Internet at www.edocumentview.com/THMG, or by following the instructions on your proxy card, voting instruction form, or Notice. Alternatively, if you received your materials by mail, you can complete and return the proxy or voting instruction form in the accompanying envelope. Please allow sufficient time for postal delivery to ensure your materials are received on time. All mailed materials must be received prior to the meeting date of January 28th.  If you vote in advance of the Annual Meeting using one of these methods, you will still be able to participate and vote in person at the Annual Meeting.

How You Can Vote Before the Annual Meeting?

Only registered shareholders, or duly appointed proxyholders, are permitted to vote at the Annual Meeting. Most shareholders of the Company are "non-registered" shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank, or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of shares that are held on behalf of that person (the "Non-Registered Holder") but which are registered either: (a) in the name of an Intermediary that the Non-Registered Holder deals with in respect of the shares; or (b) in the name of a clearing agency (such as The Depository Trust & Clearing Corporation, of which the Intermediary is a participant). The proxy materials that you receive, and who you receive them from, will vary depending upon whether you are a "non-objecting beneficial owner" (a "NOBO"), which means you have provided instructions to your Intermediary that you do not object to the Intermediary disclosing beneficial ownership information about you to the Company for certain purposes, or an "objecting beneficial owner" (an "OBO"), which means that you have provided instructions to your Intermediary that you object to the Intermediary disclosing such beneficial ownership information. If you are a NOBO, a request for voting instructions or a voting instruction from the Company or its agent is included with the Proxy Materials. Please return your voting instructions as specified in the request for voting instructions.

How You Can Change Your Vote?

You may change your vote by revoking your proxy at any time before it is exercised, which can be done by delivering written notice of revocation to us, by delivering a new proxy bearing a later date, or by voting electronically or in person at the Annual Meeting. (Presence at the Annual Meeting by a shareholder who has submitted a proxy does not in itself revoke the proxy.) If you are the beneficial owner of shares held for you in an account with an Intermediary, you must contact that Intermediary to revoke a previously authorized proxy.

How Many Securities Are Entitled to Vote?

As of the record date, there were 93,255,579 shares of common stock outstanding. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on. Treasury shares are not voted.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (SEC) within four (4) business days of the Annual Meeting.

THUNDER MOUNTAIN GOLD, INC.

11770 W. President Drive, Ste. F

BOISE, IDAHO 83713

208-658-1037

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on January 28, 2026

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Thunder Mountain Gold, Inc. a Nevada corporation (the "Company"), to holders of shares of the Company's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held virtual meeting on January 28, 2026 at 12:00 p.m. Mountain Time, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.

Unless otherwise indicated, all dollar amounts in this Proxy Statement are in United States dollars. Our 2026 Notice of Annual Meeting, and Proxy Statement are available at: www.edocumentview.com/THMG .

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see "Voting at the Annual Meeting and Principal Security Holders") will be asked to consider and take action on the election of four (4) individuals to the Corporation's Board of Directors to each serve until the next annual meeting or until his successor shall have been elected and shall have qualified. See "Election of Directors".

Ratification of Auditors

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action to ratify the appointment of independent auditors. See "Ratification of Auditors".

Other Business

To transact other matters as may properly come before the Annual meeting, postponement(s) or any adjournment(s) thereof. See "Shareholder Proposals and Other Matters".

VOTING AT THE ANNUAL MEETING AND PRINCIPAL SECURITY HOLDERS

General

The close of business on the Record Date of December 09, 2025, has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 93,255,579 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of the outstanding Common Stock, present at the meeting in person or by proxy. Shareholders that wish to attend the Annual Meeting must present their proxy notice at the meeting location for entry to the meeting.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted for the resolutions as follows: (1) FOR election of four directors; (2) ratification of Assure CPA as independent auditors; (3) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Internet Voting

We are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On or around December 19, 2025, we mailed a Notice of Internet Availability of Proxy Materials to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by timely executing and returning, by Internet or mail, a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person or delivering instruction to the Company via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval.  The shares of a shareholder whose ballot on any or all proposals is marked as "abstain" will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Whether your broker or custodian has the discretion to vote these shares on your behalf are routine matters for consideration at the meeting, in this case, item 3, the ratification of the appointment of our independent auditors for 2026. Prior to January 1, 2010, brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. Beginning January 1, 2010, brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

For purposes of our majority vote standard for uncontested director elections, the following will not be votes cast: (a) a share whose ballot is marked as withheld, (b) a share otherwise present at the meeting but for which there is an abstention, and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction.

Vote Confidentiality

We maintain the confidentiality of the votes of individual shareholders. Ballots, proxy forms, and voting instructions returned to brokerage firms, banks, and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator, and the inspector of election have access to the ballots, proxy forms, and voting instructions. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy forms, and voting instructions only if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments.

VOTING ITEM	VOTING STANDARD	TREATMENT OF ABSTENTIONS, WITHHOLDS & BROKER NON-VOTE	BOARD RECOMMENDS
Election of directors	Plurality of votes cast	A "withhold" vote with respect to any nominee will not affect the election of that nominee. Broker non-votes will have no effect on the election of directors.	FOR
Ratification of auditors	Majority of votes cast	Abstentions and broker non-votes are not counted as votes cast, and thus will have no effect on the outcome of the vote. Votes marked "AGAINST" will have an effect on the outcome of the vote.	FOR

The Company will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing, and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mail, the directors, officers, and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or telegram.

Future Stockholder Communications through the Internet

Stockholders may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. The consent of stockholders who have previously consented to electronic delivery will remain in effect until withdrawn. To consent to electronic delivery:

•	stockholders whose shares are registered in their own name, and not in "street name" through a broker or other nominee, may simply log in to www.investorvote.com/THMG, the Internet site maintained by Computershare Investor Services and follow the step-by-step instructions; and

•	stockholders whose shares are registered in "street name" through a broker or other nominee must first vote their shares using the Internet, at: www.proxyvote.com, the Internet site maintained by Broadridge Financial Solutions, Inc. and immediately after voting, fill out the consent form that appears on-screen at the end of the Internet voting procedure.

The consent to receive stockholder communications through the Internet may be withdrawn at any time to resume receiving stockholder communications in printed form.

5% Beneficial Owners

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of December 31, 2024, the shares of our common stock beneficially owned by each person known to us, who were the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name	Number of Shares Owned	Percent of Common Stock Outstanding
Paul Beckman	9,825,000(1)	13.4%

(1) Includes 5,000,000 shares held in P & F Development, a Private Company.

PROPOSAL 1: TO ELECT DIRECTORS

Nominees for election of Directors

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

Under the current bylaws of the Company the proposed term of office for which each nominee is a candidate is until the next Annual Meeting of Shareholders or until his successor shall have been elected and shall have qualified.

The affirmative vote of the majority of the common shares represented at the meeting and entitled to vote, is required for the election of each of the directors.

Nominees

Four directors will be elected at the meeting, each to a one-year term, to hold office until the next annual meeting of Shareholders and until such director's successor shall be elected and shall qualify or until his earlier resignation, removal from office or death.

The names of the nominees, their principal occupations or employment and other data regarding them, based on information received from the respective nominees, are hereinafter set forth:

Name and Address	Age	Office with the Company	Appointed to Office	Shares Beneficially Owned	% of Class
Eric T. Jones c/o 11770 W. President Dr., Ste. F, Boise, Idaho 83713	63	President, Chief Executive Officer, Director	March, 2006	4,283,214	5.84%
Ralph Noyes c/o 11770 W. President Dr., Ste. F, Boise, Idaho 83713	78	Director	May 2016	960,000	1.30%
Douglas J. Glaspey c/o 11770 W. President Dr., Ste. F, Boise, Idaho 83713	73	Director	June 2008	1,120,000	1.53%
James A. Sabala c/o 11770 W. President Dr., Ste. F, Boise, Idaho 83713	71	Director	October 2016	655,000	0.89%

Background and experience:

Eric T. Jones - President and Chief Executive Officer - has over 35 years of mining, and finance experience, with a B.S. in Geological Engineering from the University of Idaho.  Mr. Jones joined the Board of Thunder Mountain Gold in 2006, and the Board appointed him to the position of Secretary/Treasurer in 2007.  In February 2008, Mr. Jones joined the management of Thunder Mountain Gold, Inc. as Chief Financial Officer, and Vice President of Investor Relations. In 2011 Mr. Jones was appointed President and Chief Executive Officer. Mr. Jones was General Mine Manager at Dakota Mining`s Stibnite Mine gold heap leach operation in central Idaho.  He has held management positions for Hecla Mining at their Yellow Pine Mine, Stibnite, Idaho, and Environmental Manager at their Rosebud Mine, Lovelock, Nevada.  Prior to working with Hecla, Eric was the mine engineer at the Cactus Gold Mine in southern California and has worked throughout the western U.S. in both precious metals and oil and gas exploration. Mr. Jones's extensive mining background, knowledge of the Company's operations, and previous management role within the industry qualifies him to sit on the Board of the Company.

Ralph Noyes was appointed as Director on April 10, 2015. Mr. Noyes has over 40 years of experience in exploration, mine and project management, executive management, junior mining company boards, and including 15 years in investment portfolio management with Salomon Smith Barney, then Wells Fargo Advisors.  Ralph has a wealth of operational experience, most notably Manager of Mines and Vice President of Metal Mining with Hecla Mining Company.  Ralph oversaw all of Hecla`s operating mines in Idaho, Washington, Alaska, Utah, Nevada, and Mexico.  Mr. Noyes took a temporary leave from the Company`s Board on February 17, 2016 due to a conflict that was brought to his attention by a previous employer. He was reinstated on the Board in May of 2016.

Douglas J. Glaspey was formerly President, Chief Operating Officer and a Director of U.S. Geothermal Inc. which was purchased in April 2018 Mr. Glaspey has 38 years of operating and management experience with experience in production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting.  He was Sinter Plant Superintendent for ASARCO at the Glover Lead Smelter in Missouri, Chief Metallurgist at Earth Resources Company at the DeLamar Silver Mine in Idaho, Chief Metallurgist for Asamera Minerals at the Cannon Gold Mine in Washington, Project Manager for Atlanta Gold Corporation at the Atlanta Project in Idaho, and Ramrod Gold Corporation in Nevada.  He formed and served as an executive officer of several private resource companies in the U.S., including Drumlummon Gold Mines Corporation and Black Diamond Corporation.  He founded U.S. Cobalt Inc. in l998 and took the company public on the TSX Venture Exchange in March 2000. In December 2003, he led a Reverse Take Over and transformed the company to U.S. Geothermal Inc. changing the business from mineral exploration to geothermal development.  US Geothermal was traded on the NYSE MKT exchange.  He holds a BS degree in Mineral Processing Engineering and an Associate of Science in Engineering Science.

James A. Sabala was appointed as Director on October 27, 2016.  Mr. Sabala brings 38 years of financial mining experience, graduated from the University of Idaho with a B.S. Business, Summa Cum Laude in 1978, and currently resides near Coeur d`Alene, Idaho. Prior to his retirement in May 2016, Mr. Sabala was Senior Vice President and Chief Financial Officer of Hecla Mining Company, a silver, gold, lead, and zinc mining company with operations throughout North America and Mexico.  Mr. Sabala was appointed Chief Financial Officer in May 2008 and Senior Vice President in March 2008.  Prior to his employment with Hecla Mining Company, Mr. Sabala was Executive Vice President - Chief Financial Officer of Coeur Mining from 2003 to February 2008.  Mr. Sabala also served as Vice President-Chief Financial Officer of Stillwater Mining Company from 1998 to 2002.  Mr. Sabala has served as a director of Arch Coal (NYSE:ACI) since February 2015 until October 2016, and currently serves as a director of Dolly Varden Silver (TSX-V: DV).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE "FOR" ALL OF THE NOMINEES

COMPENSATION DISCUSSION AND ANALYSIS/ EXECUTIVE COMPENSATION

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity compensation.

On March 21, 2022, stock option grants of 1,820,000 to Officers, Directors, and Insiders of the Company. The options are exercisable on or before March 20, 2027, and have an exercise price of $0.09.  The fair value of the options was determined by using the Black Scholes model.  The options were fully vested upon grant and the entire fair value was recognized as compensation expense during the year ended December 31, 2022.

On February 7, 2025, stock option grants of 3,045,000 to Officers, Directors, and Insiders of the Company. The options are exercisable on or before February 7, 2030, and have an exercise price of $0.10.  The fair value of the options was determined by using the Black Scholes model.  The options were fully vested upon grant and the entire fair value was recognized as compensation expense during the year ended December 31, 2025.

On March 29, 2025, 1,630,000 stock options expired.

On June 18, 2025, stock option grants of 450,000 to Officers, Directors, and Insiders of the Company. The options are exercisable on or before June 18, 2030, and have an exercise price of $0.20.  The fair value of the options was determined by using the Black Scholes model.  The options were fully vested upon grant and the entire fair value was recognized as compensation expense during the year ended December 31, 2025.

On October 1, 2025, stock option grants of 1,000,000 to Officers, Directors, and Insiders of the Company. The options are exercisable on or before October 1, 2030, and have an exercise price of $0.25.  The fair value of the options was determined by using the Black Scholes model.  The options were fully vested upon grant and the entire fair value was recognized as compensation expense during the year ended December 31, 2025.

Except as disclosed above, no other compensation in the form of stock grants, options or bonuses were given to the above Officers and Directors during the year ending December 31, 2024, or year to date in 2025. The Company does not have written employment agreements with Messrs. Jones, Collord, or Thackery.

Employment Contracts

During 2024 and 2025, there were three paid Company employees - Eric Jones, Larry Thackery and Jim Collord.  They were employed per resolution of the Board and other than a monthly salary, plus normal burden, there are no other contractual understandings in the resolutions.  Each is reimbursed for the use of personal expenses as applicable.

Option Exercises and Stock Vested

During the year ended December 31, 2024 there were 67,287 stock options exchanged for 38,262 shares in cashless exercises by the Company's Named Executive Officers, as well as 21,429 stock options exercised for cash by the Named Executive Officers.

Employment Agreements and Change in Control

None of the Company's Named Executive Officers has an ongoing employment agreement or an agreement containing a Change in Control provision.

Clawback Policy

The Company maintains a Policy for the Recovery of Erroneously Awarded Compensation ("Clawback Policy") applicable to executive compensation in the event of misconduct on the part of an executive officer, including any such misconduct that results in a restatement of its financial statements. The Clawback Policy is filed with the SEC as an exhibit to the Company's annual report on Form 10-KA for the year ended December 31, 2024. To date, there has been no required recovery of erroneously awarded compensation under the Clawback Policy.

Insider Trading Policy

The Company adopted an Insider Trading Policy on March 15, 2025, applicable to all directors, executive officers, employees, consultants, contractors, and their household members. The policy prohibits trading in the Company's securities while in possession of material nonpublic information and establishes blackout periods and mandatory pre-clearance procedures for directors and executive officers. It also addresses the prohibition of hedging transactions, short sales, and margin accounts, and includes procedures related to trading windows and the use of Rule 10b5-1 trading plans.

In the last fiscal quarter of 2024, no director or officer of the Company adopted or terminated any contract, instruction, written plan, or Rule 10b5-1 trading arrangement for the purchase or sale of the Company's securities.

Director Compensation

The directors are entitled to receive reimbursement of reasonable expenses incurred in connection with Board-related activities for serving on our Board of Directors and committees of our Board.

Compensation Risk Assessment

As required by rules adopted by the SEC, Management has made an assessment of the Company's compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, Management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Executive Officer Summary Compensation Table

						Incentive	Deferred	All Other
				Stock	Option	Plan	Compensation	Compensation/
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Directors Fee	Total
Position	Year	($US)	($US)	($US)	($US)	($US)	($US)	($US)	($US)
Jim Collord,	2025	-			29,425				$ 29,425
V.P./Director	2024	-			-				$ -

Eric T. Jones	2025	120,000			48,150				$ 168,150
President/CEO	2024	121,000			-				$ 121,000

Larry Thackery	2025	35,000			26,750				$ 26,750
CFO	2024	20,450			-				$ 20,450

(1) Salary includes fees earned as Directors.

(2) Stock Awards and Options Awards include fees earned as Directors. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718. The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors to a level competitive with other mining companies of similar size with similar types of operations. The executive stock compensation is for services as directors.

(3) Larry Thackery worked as a consultant, and fractional CFO to the Company on a part-time basis in 2025.

Outstanding Equity Awards at Fiscal Year-End and Current

The following table summarizes options outstanding to our officers and directors as of November 1, 2025:

Insider / Board Member	Position	2022 ($0.09) Options	2025 ($0.10) Options	Total
Doug Glaspey	Audit Committee Member, Director	230,000	320,000	550,000
E. James Collord,	Officer/Director	160,000	275,000	435,000
Eric T. Jones,	Officer/Director	160,000	450,000	610,000
Larry Kornze	Director	160,000	250,000	410,000
Larry Thackery	CFO	160,000	250,000	410,000
Paul Beckman	Director	160,000	260,000	420,000
James Sabala	Audit Committee Member, Director	160,000	300,000	460,000
Ralph Noyes	Audit Committee Member, Director	160,000	340,000	500,000
	Total	1,350,000	2,445,000	3,795,000

Director Compensation

Director Summary Compensation Table

						Incentive	Deferred	All Other
				Stock	Option	Plan	Compensation	Compensation/
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Directors Fee	Total
Position	Year	($US)	($US)	($US)	($US)	($US)	($US)	($US)	($US)
Paul Beckman	2025				27,820				$ 27,820
Director	2024				-				$ -

Doug Glaspey	2025				32,240				$ 32,240
Director	2024				-				$ -

Larry Kornze	2025				26,750				$ 26,750
Director	2024				-				$ -

Ralph Noyes	2025				36,380				$ 36,380
Director	2024				-				$ -

James A. Sabala	2025				32,100				$ 32,100
Director	2024				-				$ -

Security Ownership of Certain Beneficial Owners and Management

The following table summarizes ownership of common stock by our officers and directors and beneficial owner of more than 5% of the outstanding shares of our common stock, as of October 21, 2025:

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Beneficial Ownership(1)	Amount Stock Option Ownership
Directors and Executive Officers
E. James Collord - VP/COO/Dir	2,800,705(2)(3)	3.00%	435,000
Eric T. Jones -President/CEO/Dir.	4,283,214(2)	5.84%	610,000
Paul Beckman - Dir	11,508,645(4)	12.3%	420,000
Doug Glaspey - Dir	1,120,000(2)	1.53%	550,000
Larry D. Kornze - Dir	445,000	0.73%	410,000
James A. Sabala - Dir	655,000	0.89%	460,000
Ralph Noyes - Dir	960,000	1.30%	500,000
Larry Thackery - CFO	890,000(2)	0.95%	410,000
All current executive officers and directors as a group	22,662,564	24.30%	3,795,000

(1) Based on 93,255,579 shares of common stock issued and outstanding as of October 21, 2025, together with all applicable options and warrants for each stockholder. Shares of our stock subject to options are deemed outstanding for computing the percentage or ownership of the persons holding such options.

(2) Sole voting and investment power.

(3) Includes 50,000 shares held in trust for Mr. Collord's son, Jerritt Collord.

(4) Includes 5,000,000 shares held in P & F Development, a Private Company.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders above is c/o Thunder Mountain Gold, Inc., 11770 W. President Drive, Ste. F, Boise, Idaho 83713.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

Assure CPA, LLC, independent Certified Public Accountants ("Assure"), have again been selected by the Board of Directors as the independent auditors for the Company for the fiscal year ending December 31, 2025. Shareholder ratification of the selection of Assure as the Company's independent auditor is not required by the Bylaws or otherwise. However, Management is submitting the selection of Assure to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection if ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

ASSURE (formerly DeCoria Maichel and Teague, P.S., or DM-T) has served as an independent auditor for the Corporation since the fiscal year ended December 31, 2005. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. ASSURE will not be represented at the annual meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2025 (est.), as provided by Assure CPA. We expect that Assure will serve as our auditors for fiscal year 2026 and 2027.

Year Ended	December 31, 2025	December 31, 2024	December 31, 2023
Audit fees (1)	$50,000	$45,500	$40,850
Audit-related fees (2)	-	100	475
All other fees (3)	-	613	-
Total Fees	$50,000	$46,213	$41,325

(1) Audit fees consist of fees billed for professional services provided in connection with the audit of the Company's financial statements, and assistance with reviews of documents filed with the SEC.

(2) Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3) Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.

(4) All other fees consist of fees billed for products and services other than the services reported above.

The Company's Board of Directors reviewed the audit services rendered by Assure and concluded that such services were compatible with maintaining the auditors' independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to ensure that such services do not impair the auditors' independence from the Company. The Company does not use Assure for financial information system design and implementation. We do not engage Assure to provide compliance outsourcing services.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of Assure CPA.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" RATIFYING THE SELECTION OF ASSURE CPA, LLC

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

ADDITIONAL COMPANY INFORMATION

Related Party Transactions

Three of the Company's officers began deferring compensation for services on April 1, 2015. On July 31, 2018, the Company stopped expensing and deferring compensation for the three Company officers in the interest of marketing the SMMI project. As part of the BeMetals agreement (Note 3), the Company resumed compensation for these officers on May 15, 2019. The officers deferred compensation balances at December 31, 2021, and 2020 represent the balances deferred and are as follows:  Eric T. Jones, President, and Chief Executive Officer - $420,000; Jim Collord, Vice President, and Chief Operating Officer - $420,000; and Larry Thackery, Chief Financial Officer - $201,500.

The Company engaged Baird Hanson LLP ("Baird") from 2015 to 2018, a company owned by one of the Company's former directors, to provide legal services. The Company's director Joseph Baird retired from the Board of Directors of Thunder Mountain Gold, Inc., and from all other positions or offices with the Company effective April 11, 2022.  Baird received $10,000 in payments for the nine-month period ended September 30, 2023. At September 30, 2023, and December 31, 2022, the balance due to Baird for prior years' legal services was $136,685 and $146,685, respectfully.

On July 19, 2021, management and Board members exercised stock options for 710,000 shares of common stock for total consideration $71,000. The Company issued 354,648 common shares in exchange for advanced funds, accounts payables, and accrued interest payable to management for a nonmonetary value of $35,466.  An additional 355,352 common shares were exercised for cash consideration of $35,534.

The Company's President and Chief Executive Officer, Eric T. Jones, exercised stock options representing 200,000 shares of common stock for total consideration of $20,000. This payment was noncash representing $7,146 from the accounts payable and $12,854 net of accrued wages. James Collord, the Company's Vice President, and Chief Operating Officer exercised stock options in the amount of $10,000 representing 100,000 shares of common stock Mr. Collord exercised stock options, using $8,163 of accrued interest plus $2,500 in accrued wages, net of $663 in related taxes, to cover the option exercise price of $10,000. Additionally, Larry Thackery, the Company's CFO, exercised stock options for 160,000 shares of common stock for $16,000 with $10,535 in cash, and $5,917 in accrued wages, net of $453 in related taxes.

Certain Business Relationships

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Indebtedness of Management

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Directors' Stock Purchases

Stock transactions for directors and officers are reported on Form 4 and are available on the SEC website.

CORPORATE GOVERNANCE

Board Meetings

The Company's Board of Directors held four formal meetings during the 2023 calendar year, and four formal meetings in 2024. To date in 2025, the Board has met four times. In all periods, Directors attended the meetings either physically or via teleconference. Each incumbent director was in attendance at all meetings, whether in person or by telephone.

All directors are also expected to be present at the Company's annual meeting.

Committees of the Board of Directors

There are four committees of the Thunder Mountain Gold Board of Directors, namely, the Audit Committee, the Compensation Committee, the Nominating Committee, and the Special Committee. There are currently no other committees. During Fiscal 2024, The Audit Committee met four times, and the Compensation Committee met or acted by unanimous written consent one time in 2024.

During fiscal 2024, and to date in 2025, the Audit Committee consisted of the following members: Jim Sabala, Ralph Noyes and Douglas Glaspey. Mr. Noyes was appointed as Chair of the Audit Committee. The Directors designated Mr. Noyes as the "audit committee financial expert" as defined under the applicable rules of the SEC. The Audit Committee's purpose is to assist the Board of Directors in fulfilling its fiduciary responsibilities pertaining to the accounting policies and reporting practices of Thunder Mountain Gold pursuant to the Committee's charter.

The Audit Committee has conducted oversight activities for Thunder Mountain Gold, Inc. in accordance with the duties and responsibilities outlined in the Audit Committee charter. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent accountants. The Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent auditors. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee's members in business and financial matters.

The Purpose of the Compensation Committee is to conduct an annual review to determine whether the Company's executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation Committee recommends for approval by the Board of Directors the compensation for the Chief Executive Officer and directors, including salaries, incentive compensation levels and stock awards, and reviews and approves compensation proposals made for the other executive officers.  During Fiscal 2024 and 2025, the Compensation Committee consisted of the following members: Doug Glaspey and Ralph Noyes. Mr. Glaspey was appointed as Chair of the Compensation Committee. The Board first appointed the Compensation Committee in May of 2012.  This Committee typically meets twice annually.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2024, Mr. Noyes and Mr. Glaspey served as members of the Compensation Committee. The Compensation Committee met once during fiscal 2024, and twice this year to date in 2025.

Director Independence

The Board of Directors has affirmatively determined that Messrs. Ralph Noyes, Douglas J. Glaspey, and James A. Sabala are independent directors within the meaning of applicable Nasdaq listing standards and SEC rules.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders, and any of their "immediate family members" (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. On June 15, 2010, our Board of Directors adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Ethics is available for viewing on our website at www.thundermountaingold.com. A copy of the Code of Ethics may also be obtained without charge by written request to the Company's Corporate Secretary. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K. Our Code of Ethics was filed as an exhibit to our report on Form 8-K for the period ended July 19, 2010.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company's "Compensation Discussion and Analysis." Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement, and the Company's Annual Report to Shareholders on Form 10-KA for the fiscal year ended December 31, 2024.

Compensation and Assessment

The Board determines the compensation for the Company's directors and officers, based on industry standards and the Company's financial situation. Other than stock options granted to directors from time to time and reasonable expenses, directors currently do not receive any remuneration for their acting in such capacity. The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual director, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of copies of such reports furnished to the Company and written representations from reporting persons, the Company believes that no persons failed to file on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2024.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Company's next Annual meeting has not been scheduled. A Shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Company's Secretary of the terms and content of the proposal no later than August 19, 2026.

FORM 10-KA

Any shareholder of record may obtain a copy of the Company's Annual Report on Form 10-KA for the fiscal year ended December 31, 2024 (the "Form 10-KA"), without cost, upon written request to the Secretary of the Company, after it has been filed with the Securities Exchange Commission. The Form 10-KA for fiscal year ending December 31, 2024, is part of the proxy solicitation material for this Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The principal executive office of the Company is located at 11770 W. President Drive, Ste. F, Boise, Idaho 83713, and the telephone number at this address is (208) 658-1037. The Company's common stock is traded on the OTCQB over-the-counter market on OTCMarkets.com under the symbol "THMG."

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other information with the SEC. As an electronic filer, the Company's public filings are maintained on the SEC's website, which contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov.

The Company's 2024 Annual Report on Form 10-KA, including financial statements and schedules, is included with this proxy statement.

The Company maintains a website at https://www.thundermountaingold.com, from which you can access the reports filed with the SEC. The Company's committee charters and other important corporate governance documents are also available on the Company's website.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled "Audit Committee Report" (to the extent permitted by SEC rules) will not be deemed incorporated, unless specifically provided otherwise in such filing.

APPENDICES

Annual Report on Form 10-KA

A. Form of Proxy

By Order of the Board of Directors

Eric T.  Jones, President & Principal Executive Officer

December 17, 2025

APPENDIX A

Form of Proxy Card

Thunder Mountain Gold, Inc.

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 2
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ADD 5
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **https://www.investorvote.com/THMG** or scan the QR code — login details are located in the shaded bar below.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Doug Glaspey	☐	☐	02 - Eric T. Jones	☐	☐	03 - Ralph Noyes	☐	☐
04 - James A. Sabala	☐	☐						

	For	Against	Abstain
2. TO RATIFY AND APPROVE THE SELECTION OF ASSURE CPA, LLC AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	☐	☐	☐

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

4 1 B V 6 6 8 8 0 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

047VIA

2026 Virtual Meeting

2026 Annual Meeting of Thunder Mountain Gold Inc. Shareholders

January 28, 2026, 12:00 P.M. Local Time

The 2026 Annual Meeting of Shareholders of Thunder Mountain Gold Inc. will be held on January 28, 2026, 12:00 P.M. Mountain Time virtually via the Internet at meetnow.global/MGS4F4Y.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Thunder Mountain Gold, Inc.

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Virtual Meeting — January 28, 2026, 12:00 PM Mountain Time

Thunder Mountain Gold Inc. and their Board of Directors, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Virtual Meeting of Shareholders of Thunder Mountain Gold Inc. to be held on January 28, 2026, 12:00 P.M. Mountain Time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.